FORBEARANCE AGREEMENT

     THIS FORBEARANCE AGREEMENT (this "AGREEMENT") is made and entered into as of February 13, 2003, between EVOLVE SOFTWARE, INC., a Delaware corporation (herein called "BORROWER"), and COMERICA BANK-CALIFORNIA ("BANK").

                                    RECITALS

     A. Borrower and Bank entered into that certain Amended and Restated Loan Agreement dated as of November 13, 2001, as amended by that certain First Amendment to Amended and Restated Loan Agreement and Limited Waiver, dated as of April 19, 2002, as further amended by that Second Amendment to Amended and Restated Loan Agreement, dated as of September 30, 2002 (as the same may from time to time be further modified, amended, supplemented, restated or superseded, the "LOAN AGREEMENT"), pursuant to which Bank agreed to extend and maintain loans available to Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, all terms defined in the Loan Agreement have the same meaning when used herein.

     B. Borrower is presently in violation of the financial covenant set forth in Section 8(h) of the Loan Agreement that Borrower maintain minimum revenues of at least $5,000,000 during the quarter ending December 31, 2002, which violation constitutes an Event of Default under Section 10.2 of the Loan Agreement.

     C. Borrower has requested that Bank waive the Event of Default set forth in Recital B above and Bank is willing to do so, but only to the extent, in accordance with the terms, subject to the conditions, and in reliance upon the representations and warranties set forth herein.


                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, and to induce Bank to enter into this Agreement, Borrower and Bank hereby agree as follows:

     1. BORROWER'S ACKNOWLEDGMENT OF EXISTING EVENT OF DEFAULT. Borrower acknowledges that it is presently in violation of the financial covenant set forth in Section 8(h) of the Loan Agreement for the quarter ending December 31, 2002 (the "APPLICABLE DEFAULT").

     2. BANK'S AGREEMENT TO FORBEAR ACTION BASED ON APPLICABLE DEFAULT. Bank hereby agrees to forbear, until March 15, 2003, from exercising any remedies arising from the occurrence of any default or Event of Default that is caused solely by the Applicable Default; provided, however, that Bank, in its sole and absolute discretion, may terminate such forbearance without any notice or demand of any kind whatsoever if any default or Event of Default, other than the Applicable Default, occurs under the Loan Agreement or this Agreement. The forbearance set forth in this Section 2 shall not constitute a waiver by Bank of the existence of

                              FORBEARANCE AGREEMENT


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the  Applicable  Default.  Bank  shall  not be under any obligation to waive the
Applicable Default or to grant any further forbearances with respect thereto. This Agreement shall not constitute a waiver or agreement to forbear with respect to any other default or Event of Default that might now exist or hereafter arise under the Loan Agreement or this Agreement, whether of the same or a different nature.

     3. CONDITIONS PRECEDENT. The legal effectiveness of this Agreement is subject to the satisfaction of all of the following conditions precedent:

          3.1 EXECUTED AGREEMENT Bank shall have received this Agreement duly executed and delivered by Borrower and the same shall have become effective.

          3.2 FINANCIAL CONDITION. There shall have occurred no material adverse change in the financial condition or prospects of Borrower as shown on the most recent financial statements submitted to Bank or disclosed to Bank, respectively, and relied upon by Bank in entering into this Agreement.

          3.3 DEFAULT. Other than Applicable Default, no Event of Default has occurred that remains uncured and is continuing or will result from the consummation of the transactions contemplated by this Agreement that would constitute an Event of Default.

          3.4 PAYMENT OF FEES. Bank shall have received reimbursement from Borrower of its costs and expenses incurred (including, without limitation, its attorneys' fees and expenses) in connection with this Agreement and the transactions contemplated hereby.

          3.5 OTHER DOCUMENTS. Bank shall have received such other documents, information and items from Borrower as it shall reasonably request to effectuate the transactions contemplated hereby.

     4. REAFFIRMATION AND ACKNOWLEDGEMENT. Borrower hereby reaffirms its obligations under the Loan Documents and ratifies and reaffirms the validity and enforceability of all of the liens and security interests heretofore granted to Bank pursuant to the Loan Documents, as collateral security for the obligations of Borrower under the Loan Agreement and the other Loan Documents, and acknowledges that all of such liens and security interests, and all Collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof.

     5. REPRESENTATIONS AND WARRANTIES. In order to induce Bank to enter into this Agreement, Borrower hereby represents and warrants to Bank as follows:

          5.1 Immediately after giving effect to this Agreement (i) the representations and warranties contained in the Loan Documents (other than those which expressly relate to a different date) are true, accurate and complete in all material respects as of the date hereof and (ii) no Default or Event of Default has occurred and is continuing;

                              FORBEARANCE AGREEMENT


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          5.2     Borrower  has the power and  authority to execute and deliver this Agreement and to perform its obligations under the Loan Agreement, as amended by this Agreement, and each of the other Loan Documents to which it is a party; and

          5.3 The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement, and each of the other Loan Documents to which it is a party have been duly authorized by all necessary corporate action on the part of Borrower.

     6. FULL FORCE AND EFFECT; ENTIRE AGREEMENT. Except to the extent expressly provided in this Agreement, the terms and conditions of the Loan
Agreement and the other Loan Documents shall remain in full force and effect. This Agreement and the other Loan Documents constitute and contain the entire agreement of the parties hereto and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof. The parties hereto further agree that the Loan Documents comprise the entire agreement of the parties thereto and supersede any and all prior agreements, negotiations, correspondence, understandings and other communications between the parties thereto, whether written or oral respecting the extension of credit by Bank to Borrower and/or its affiliates.

     7. COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in any number of counterparts, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto and telephonic notification that such executed counterparts has been received by Borrower and Bank.

                              FORBEARANCE AGREEMENT


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IN  WITNESS  WHEREOF, each of the parties hereto has caused this Agreement to be executed and delivered by its duly authorized officer as of the date first written above.

BANK:                                                 BORROWER:

COMERICA  BANK-CALIFORNIA                             EVOLVE  SOFTWARE,  INC.,
                                                      a  Delaware  corporation


By: /S/ Philip Koblis                                 By:  /S/ Arthur T. Taylor
   ------------------                                    ----------------------
Name: Philip Koblis                                   Name: Arthur T. Taylor
Title: Assistant Vice President                       Title: Vice President, CFO

                              FORBEARANCE AGREEMENT


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